UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02809 and 811-10095

Name of Fund:    BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2014

Date of reporting period: 09/30/2013

Item 1 – Report to Stockholders

SEPTEMBER 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Value Opportunities Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Dear Shareholder

One year ago, financial markets were in a soft patch as global trade slowed, driven by a recession in Europe and decelerating growth in China. Volatility increased toward the end of 2012 due to growing concern that bipartisan gridlock in Washington, D.C. would preclude a timely resolution to U.S. budget negotiations. Failure to reach an agreement before the end of the year would have triggered the “fiscal cliff” of pre-mandated tax increases and spending cuts as of the beginning of 2013, putting the US economy at risk for recession. The worst of the fiscal cliff was averted, however, with a last-minute tax deal, allowing markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising U.S. Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February and the pace of the rally moderated. In the months that followed, U.S. stocks outperformed international stocks, as the U.S. recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, comments from the Fed suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in U.S. Treasury yields resulted in tumbling bond prices. Markets rebounded in late June when the tone of the U.S. central bank turned more dovish. Improving economic indicators and a positive outlook for corporate earnings further boosted risk assets in July, with major U.S. equity indices hitting new record highs.

Markets slumped again in August as investors became wary amid looming macro risks. Mixed economic data stirred up worries about global growth and renewed anxieties about when and how much the Fed would scale back on its asset purchase program. Additional volatility stemmed from the escalation of the revolution in Egypt and the civil war in Syria. These conflicts underscored the broader issue of rising geopolitical instability in the Middle East/North Africa region and put upward pressure on oil prices, creating an additional headwind for global economic growth.

September was surprisingly positive for investors thanks to the easing of several key risks. Most importantly, the Federal Reserve defied market expectations with its decision to maintain the current pace of its asset purchase program. Additionally, the more hawkish candidate to become the next Federal Reserve Chairman, Larry Summers, withdrew from the race. On the geopolitical front, the violence in Egypt subsided and the situation in Syria no longer appeared to warrant foreign military intervention. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. These developments drove all asset classes generally higher for the month of September even though the final week of the month saw risk markets decline due to political wrangling over U.S. fiscal policy, which ultimately led to a government shutdown at the close of the period.

Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the strongest returns for the 6- and 12-month periods ended September 30, 2013. Emerging markets, in contrast, struggled with slowing growth and weakening currencies. Rising interest rates resulted in poor performance for most fixed income assets, especially U.S. Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, generated positive returns as investors looked to the asset class for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Though we’ve seen periods of heightened uncertainty and market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	8.31%	19.34%
US small cap equities (Russell 2000® Index)	13.61	30.06
International equities (MSCI Europe, Australasia, Far East Index)	10.47	23.77
Emerging market equities (MSCI Emerging Markets Index)	(2.78)	0.98
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.04	0.10
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	(5.19)	(5.71)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.77)	(1.68)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.47)	(2.25)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.81	7.14

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2013	BlackRock Value Opportunities Fund, Inc.

Investment Objective

BlackRock Value Opportunities Fund, Inc.’s (the “Fund”) investment objective is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that the Fund manager believes have special investment value and emerging growth companies regardless of size.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended September 30, 2013, the Fund, through its investment in Master Value Opportunities LLC (the “Master LLC”), generated a positive double-digit return, but underperformed its benchmark, the S&P SmallCap 600® Value Index.

What factors influenced performance?

•

Relative to the benchmark index, stock selection and an underweight position in the consumer discretionary sector detracted from performance. Stock selection among retailers and underweight positions in both the hotel, restaurants & leisure and the media sub-sectors were notable sources of weakness. Stock selection within the information technology (“IT”) sector also negatively impacted performance, particularly in semiconductors and electronic equipment sub-sectors, where the difference between the best and worst performing stocks was very wide and a lack of ownership in the stronger performing stocks notably impacted the Master LLC’s returns. Stock selection in the industrials sector, particularly within the aerospace & defense and road & rail sub-sectors, further detracted from Master LLC performance.

•	Stock selection in the financials sector contributed positively to performance. The Master LLC’s underweight positions, and stock selection, in insurance companies and real estate investment trusts did particularly well. Stock selection in the telecommunication services sector was beneficial as Leap Wireless was acquired at a steep premium, which added considerable value to the Master LLC’s portfolio. Stock selection in the energy sector aided returns, as the Master LLC’s exploration & production holdings performed strongly. Stock selection and positioning within the utilities sector also positively impacted performance.

Describe recent portfolio activity.

•

During the six-month period, the Master LLC added to its positions in the utilities and IT sectors. The Master LLC reduced its exposure to insurance companies within the financials sector and decreased weightings in the industrials sector.

Describe portfolio positioning at period end.

•

At the end of the period, the Master LLC’s most significant sector positions relative to the S&P SmallCap 600® Value Index included overweight positions in the health care and energy sectors, and underweight positions in the industrials, financials, consumer discretionary and consumer staples sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

BlackRock Value Opportunities Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests in a diversified portfolio of securities, primarily common stock, of relatively small companies that the Master LLC’s management believes have special investment value and emerging-growth companies regardless of size.

[3]	This unmanaged index measures performance of the small capitalization value sector of the US equity market.

Performance Summary for the Period Ended September 30, 2013
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	13.01%	28.83%	N/A	9.74%	N/A	8.29%	N/A
Investor A	12.81	28.35	21.61%	9.44	8.27%	8.00	7.42%
Investor B	12.07	26.93	22.43	8.33	8.04	7.26	7.26
Investor C	12.35	27.32	26.32	8.39	8.39	7.04	7.04
Class R	12.63	28.04	N/A	9.05	N/A	7.64	N/A
S&P SmallCap 600® Value Index	14.34	31.78	N/A	11.48	N/A	10.71	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,130.10	$5.07	$1,000.00	$1,020.31	$4.81	0.95%
Investor A	$1,000.00	$1,128.10	$6.67	$1,000.00	$1,018.80	$6.33	1.25%
Investor B	$1,000.00	$1,120.70	$13.13	$1,000.00	$1,012.68	$12.46	2.47%
Investor C	$1,000.00	$1,123.50	$11.29	$1,000.00	$1,014.44	$10.71	2.12%
Class R	$1,000.00	$1,126.30	$8.26	$1,000.00	$1,017.30	$7.84	1.55%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense table reflects the net expenses of both the Fund and the Master LLC in which it invests.

[6]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (frontend load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2013 and held through September 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

September 30, 2013 (Unaudited)

Assets
Investments at value — Master LLC (cost — $760,625,598)	$974,250,004
Withdrawals receivable from the Master LLC	448,859
Capital shares sold receivable	561,207
Prepaid expenses	56,963

Total assets	975,317,033

Liabilities
Capital shares redeemed payable	1,010,066
Transfer agent fees payable	342,604
Service and distribution fees payable	260,949
Administration fees payable	195,307
Other affiliates payable	32,825
Officer’s fees payable	277
Other accrued expenses payable	57,268

Total liabilities	1,899,296

Net Assets	$973,417,737

Net Assets Consist of
Paid-in capital	$1,040,544,451
Accumulated net investment loss	(2,403,535)
Accumulated net realized loss allocated from the Master LLC	(278,347,585)
Net unrealized appreciation/depreciation allocated from the Master LLC	213,624,406

Net Assets	$973,417,737

Net Asset Value
Institutional — Based on net assets of $303,556,705 and 10,991,943 shares outstanding, 100 million shares authorized, $0.10 par value	$27.62

Investor A — Based on net assets of $443,093,399 and 16,445,128 shares outstanding, 100 million shares authorized, $0.10 par value	$26.94

Investor B — Based on net assets of $13,006,364 and 590,825 shares outstanding, 100 million shares authorized, $0.10 par value	$22.01

Investor C — Based on net assets of $185,956,347 and 8,847,417 shares outstanding, 100 million shares authorized, $0.10 par value	$21.02

Class R — Based on net assets of $27,804,922 and 1,232,524 shares outstanding, 100 million shares authorized, $0.10 par value	$22.56

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	7

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Six Months Ended September 30, 2013 (Unaudited)

Investment Income
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$6,037,024
Foreign taxes withheld	(12,475)
Securities lending — affiliated — net	313,912
Dividends — affiliated	7,423
Expenses	(2,546,127)
Fees waived	11,056

Total income	3,810,813

Fund Expenses
Administration	1,175,929
Service – Investor A	531,128
Service and distribution — Investor B	82,147
Service and distribution — Investor C	901,676
Service and distribution — Class R	69,673
Transfer agent — Institutional	194,628
Transfer agent — Investor A	389,459
Transfer agent — Investor B	54,445
Transfer agent — Investor C	277,058
Transfer agent — Class R	33,645
Registration	38,484
Printing	25,119
Professional	23,512
Officer	213
Miscellaneous	12,306

Total expenses	3,809,422

Net investment income	1,391

Realized and Unrealized Gain Allocated from the Master LLC
Net realized gain from investments	90,018,266
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	23,271,392

Total realized and unrealized gain	113,289,658

Net Increase in Net Assets Resulting from Operations	$113,291,049

See Notes to Financial Statements.

8	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Operations
Net investment income (loss)	$1,391	$(509,681)
Net realized gain	90,018,266	99,745,869
Net change in unrealized appreciation/depreciation	23,271,392	5,796,754

Net increase in net assets resulting from operations	113,291,049	105,032,942

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(64,272,207)	(102,504,930)

Net Assets
Total increase in net assets	49,018,842	2,528,012
Beginning of period	924,398,895	921,870,883

End of period	$973,417,737	$924,398,895

Accumulated net investment loss, end of period	$(2,403,535)	$(2,404,926)

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	9

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional
	Six Months Ended September 30, 2013	Year Ended March 31,
	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$24.44	$21.52	$21.36	$16.70	$10.01	$18.24

Net investment income[1]	0.05	0.08	0.04	0.05	0.09	0.11
Net realized and unrealized gain (loss)	3.13	2.84	0.12	4.65 [2]	6.65 [2]	(8.03)[2]

Net increase (decrease) from investment operations	3.18	2.92	0.16	4.70	6.74	(7.92)

Dividends and distributions from:
Net investment income	—	—	—	(0.04)[3]	(0.05)[3]	—
Net realized gain	—	—	—	—	—	(0.31)[3]

Total dividends and distributions	—	—	—	(0.04)	(0.05)	(0.31)

Net asset value, end of period	$27.62	$24.44	$21.52	$21.36	$16.70	$10.01

Total Investment Return[4]
Based on net asset value	13.01%[5]	13.57%	0.75%	28.24%	67.43%[6]	(44.18)%

Ratios to Average Net Assets[7]
Total expenses	0.95%[8,9]	0.99%[8]	1.00%[8]	1.01%	1.07%	1.09%

Net investment income	0.41%[8,9]	0.37%[8]	0.19%[8]	0.30%	0.63%	0.68%

Supplemental Data
Net assets, end of period (000)	$303,557	$280,316	$249,012	$418,333	$288,028	$206,966

Portfolio turnover of the Master LLC	28%	51%	45%	52%	79%	147%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds, the total investment return would have been 67.13%.

[7]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[9]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor A
	Six Months Ended September 30, 2013	Year Ended March 31,
	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$23.88	$21.08	$20.99	$16.41	$9.85	$17.98

Net investment income (loss)[1]	0.01	0.02	(0.03)	0.00 [2]	0.04	0.06
Net realized and unrealized gain (loss)	3.05	2.78	0.12	4.58 [3]	6.54 [3]	(7.88)[3]

Net increase (decrease) from investment operations	3.06	2.80	0.09	4.58	6.58	(7.82)

Dividends and distributions from:
Net investment income	—	—	—	(0.00)[4,5]	(0.02)[5]	—
Net realized gain	—	—	—	—	—	(0.31)[5]

Total dividends and distributions	—	—	—	(0.00)[4]	(0.02)	(0.31)

Net asset value, end of period	$26.94	$23.88	$21.08	$20.99	$16.41	$9.85

Total Investment Return[6]
Based on net asset value	12.81%[7]	13.28%	0.43%	27.92%	66.80%[8]	(44.27)%

Ratios to Average Net Assets[9]
Total expenses	1.25%[10,11]	1.26%[10]	1.30%[10]	1.29%	1.35%	1.34%

Net investment income (loss)	0.10%[10,11]	0.09%[10]	(0.14)%[10]	0.02%	0.33%	0.39%

Supplemental Data
Net assets, end of period (000)	$443,093	$416,998	$397,591	$445,797	$403,008	$264,870

Portfolio turnover of the Master LLC	28%	51%	45%	52%	79%	147%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Amount is greater than $(0.005) per share.

[5]	Dividends and distributions are determined in accordance with federal income tax regulations.

[6]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[7]	Aggregate total investment return.

[8]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds, the total investment return would have been 66.49%.

[9]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[10]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[11]	Annualized.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	11

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B
	Six Months Ended September 30, 2013	Year Ended March 31,
	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$19.63	$17.50	$17.61	$13.89	$8.41	$15.54

Net investment loss[1]	(0.11)	(0.15)	(0.18)	(0.13)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	2.49	2.28	0.07	3.85 [2]	5.55 [2]	(6.76)[2]

Net increase (decrease) from investment operations	2.38	2.13	(0.11)	3.72	5.48	(6.82)

Distributions from net realized gain	—	—	—	—	—	(0.31)[3]

Net asset value, end of period	$22.01	$19.63	$17.50	$17.61	$13.89	$8.41

Total Investment Return[4]
Based on net asset value	12.07%[5]	12.17%	(0.62)%	26.78%	65.16%[6]	(44.79)%

Ratios to Average Net Assets[7]
Total expenses	2.47%[8,9]	2.24%[8]	2.30%[8]	2.25%	2.34%	2.25%

Net investment loss	(1.12)%[8,9]	(0.90)%[8]	(1.14)%[8]	(0.93)%	(0.64)%	(0.46)%

Supplemental Data
Net assets, end of period (000)	$13,006	$22,579	$54,590	$88,310	$109,461	$110,538

Portfolio teurnover of the Master LLC	28%	51%	45%	52%	79%	147%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds, the total investment return would have been 64.92%.

[7]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[9]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor C
	Six Months Ended September 30, 2013	Year Ended March 31,
	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$18.71	$16.67	$16.76	$13.23	$8.01	$14.83

Net investment loss[1]	(0.08)	(0.13)	(0.17)	(0.13)	(0.08)	(0.07)
Net realized and unrealized gain (loss)	2.39	2.17	0.08	3.66 [2]	5.30 [2]	(6.44)[2]

Net increase (decrease) from investment operations	2.31	2.04	(0.09)	3.53	5.22	(6.51)

Distributions from net realized gain	—	—	—	—	—	(0.31)[3]

Net asset value, end of period	$21.02	$18.71	$16.67	$16.76	$13.23	$8.01

Total Investment Return[4]
Based on net asset value	12.35%[5]	12.24%	(0.54)%	26.68%	65.17%[6]	(44.85)%

Ratios to Average Net Assets[7]
Total expenses	2.12%[8,9]	2.17%[8]	2.25%[8]	2.26%	2.40%	2.34%

Net investment loss	(0.77)%[8,9]	(0.82)%[8]	(1.09)%[8]	(0.94)%	(0.71)%	(0.58)%

Supplemental Data
Net assets, end of period (000)	$185,956	$176,629	$190,059	$232,996	$215,916	$155,267

Portfolio turnover of the Master LLC	28%	51%	45%	52%	79%	147%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds, the total investment return would have been 64.92%.

[7]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[8]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	13

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R
	Six Months Ended September 30, 2013	Year Ended March 31,
	(Unaudited)	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$20.02	$17.73	$17.72	$13.90	$8.36	$15.38

Net investment loss[1]	(0.02)	(0.04)	(0.08)	(0.05)	(0.01)	(0.00)[2]
Net realized and unrealized gain (loss)	2.56	2.33	0.09	3.87 [3]	5.55 [3]	(6.71)[3]

Net increase (decrease) from investment operations	2.54	2.29	0.01	3.82	5.54	(6.71)

Distributions from net realized gain	—	—	—	—	—	(0.31)[4]

Net asset value, end of period	$22.56	$20.02	$17.73	$17.72	$13.90	$8.36

Total Investment Return[5]
Based on net asset value	12.63%[6]	12.92%	0.06%	27.48%	66.27%[7]	(44.54)%

Ratios to Average Net Assets[8]
Total expenses	1.55%[9,10]	1.59%[9]	1.65%[9]	1.65%	1.75%	1.76%

Net investment loss	(0.20)%[9,10]	(0.23)%[9]	(0.50)%[9]	(0.33)%	(0.05)%	(0.02)%

Supplemental Data
Net assets, end of period (000)	$27,805	$27,877	$30,620	$42,078	$39,126	$31,767

Portfolio turnover of the Master LLC	28%	51%	45%	52%	79%	147%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total return. Not including these proceeds, the total investment return would have been 66.03%.

[8]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[9]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.005%.

[10]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Notes to Financial Statements (Unaudited)	BlackRock Value Opportunities Fund, Inc.

1. Organization:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at September 30, 2013 was 99.5%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC.

Valuation of securities held by the Master LLC is discussed in Note 2 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a non-taxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended March 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2013, the Fund paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Institutional	$64,713
Investor A	$35

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended September 30, 2013, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$3,325
Investor A	$2,143
Investor B	$69
Investor C	$1,268
Class R	$403

For the six months ended September 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $5,091.

For the six months ended September 30, 2013, affiliates received CDSCs as follows:

Investor A	$202
Investor B	$483
Investor C	$1,099

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer in the Statement of Operations.

4. Income Tax Information:

As of March 31, 2013, the Fund had a capital loss carryforward available to offset future realized capital gains of $361,292,444, all of which is due to expire March 31, 2018.

16	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended September 30, 2013		Year Ended March 31, 2013
	Shares	Amount	Shares	Amount
Institutional
Shares sold	647,387	$16,557,187	2,507,584	$54,317,091
Shares redeemed	(1,125,716)	(29,355,472)	(2,610,574)	(56,495,928)

Net decrease	(478,329)	$(12,798,285)	(102,990)	$(2,178,837)

Investor A
Shares sold and automatic conversion of shares	1,384,695	$34,622,851	3,284,112	$68,463,333
Shares redeemed	(2,402,084)	(59,671,155)	(4,683,710)	(97,764,309)

Net decrease	(1,017,389)	$(25,048,304)	(1,399,598)	$(29,300,976)

Investor B
Shares sold	33,153	$670,647	250,790	$4,264,854
Shares redeemed and automatic conversion of shares	(592,404)	(12,092,504)	(2,219,907)	(37,648,678)

Net decrease	(559,251)	$(11,421,857)	(1,969,117)	$(33,383,824)

Investor C
Shares sold	591,737	$11,602,919	1,037,433	$17,067,760
Shares redeemed	(1,184,691)	(23,257,170)	(3,000,783)	(48,906,953)

Net decrease	(592,954)	$(11,654,251)	(1,963,350)	$(31,839,193)

Class R
Shares sold	211,512	$4,441,044	451,873	$7,876,850
Shares redeemed	(371,116)	(7,790,554)	(786,444)	(13,678,950)

Net decrease	(159,604)	$(3,349,510)	(334,571)	$(5,802,100)

Total Net Decrease	(2,807,527)	$(64,272,207)	(5,769,626)	$(102,504,930)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	17

Master LLC Portfolio Information	Master Value Opportunities LLC

As of September 30, 2013

Ten Largest Holdings	Percent of Long-Term Investments

Affymetrix, Inc.	2%
SM Energy Co.	2
Rouse Properties, Inc.	2
NorthWestern Corp.	2
Oasis Petroleum, Inc.	2
Wright Medical Group, Inc.	2
Stifel Financial Corp.	1
OraSure Technologies, Inc.	1
Moog, Inc., Class A	1
NuVasive, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	19%
Information Technology	15
Health Care	14
Consumer Discretionary	14
Industrials	13
Energy	11
Utilities	6
Materials	6
Consumer Staples	2

For Master LLC compliance purposes, the Master LLC’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

18	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Schedule of Investments September 30, 2013 (Unaudited)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 4.2%
Esterline Technologies Corp. (a)	123,900	$9,898,371
The KEYW Holding Corp. (a)(b)	562,400	7,564,280
Moog, Inc., Class A (a)	219,600	12,883,932
Orbital Sciences Corp. (a)	507,100	10,740,378

		41,086,961
Auto Components — 1.2%
Fox Factory Holding Corp. (a)	93,431	1,800,415
Tenneco, Inc. (a)	189,357	9,562,529

		11,362,944
Automobiles — 0.8%
Thor Industries, Inc.	133,398	7,742,420
Beverages — 0.6%
Cott Corp.	711,608	5,472,266
Biotechnology — 1.6%
ArQule, Inc. (a)	203,200	473,456
Cell Therapeutics, Inc. (a)	552,200	905,608
Geron Corp. (a)	1,575,956	5,279,453
MannKind Corp. (a)(b)	1,041,807	5,938,300
XOMA Corp. (a)	591,393	2,649,441

		15,246,258
Capital Markets — 2.2%
Artisan Partners Asset Management, Inc.	68,500	3,586,660
Investment Technology Group, Inc. (a)	269,500	4,236,540
Stifel Financial Corp. (a)(b)	333,200	13,734,504

		21,557,704
Chemicals — 3.0%
Axiall Corp.	152,778	5,773,481
Huntsman Corp.	231,600	4,773,276
Kraton Performance Polymers, Inc. (a)	362,195	7,095,400
OM Group, Inc. (a)(b)	210,800	7,120,824
Rockwood Holdings, Inc.	76,155	5,094,769

		29,857,750
Commercial Banks — 6.8%
Banner Corp.	178,427	6,808,774
BBCN Bancorp, Inc.	474,700	6,531,872
Boston Private Financial Holdings, Inc.	606,276	6,729,664
Cathay General Bancorp	168,767	3,944,085
First Horizon National Corp.	106,500	1,170,435
Hanmi Financial Corp.	304,500	5,045,565
Old National Bancorp	336,400	4,776,880
Pinnacle Financial Partners, Inc. (a)(b)	192,100	5,726,501
PrivateBancorp, Inc.	281,300	6,019,820
Susquehanna Bancshares, Inc.	484,700	6,082,985
Umpqua Holdings Corp.	411,600	6,676,152
Wintrust Financial Corp.	174,900	7,183,143

		66,695,876
Commercial Services & Supplies — 0.7%
ACCO Brands Corp. (a)(b)	524,319	3,481,478
EnerNOC, Inc. (a)	244,569	3,666,089

		7,147,567
Communications Equipment — 2.8%
ARRIS Group, Inc. (a)	471,600	8,045,496
DIGI International, Inc. (a)	563,800	5,643,638
Harmonic, Inc. (a)	1,068,700	8,218,303

Common Stocks	Shares	Value
Communications Equipment (concluded)
Procera Networks, Inc. (a)(b)	334,200	$5,176,758

		27,084,195
Computers & Peripherals — 1.0%
NCR Corp. (a)	164,043	6,497,743
Silicon Graphics International Corp. (a)	192,007	3,120,114

		9,617,857
Construction & Engineering — 1.5%
KBR, Inc.	284,100	9,273,024
Orion Marine Group, Inc. (a)	523,331	5,447,876

		14,720,900
Consumer Finance — 0.3%
Ezcorp, Inc., Class A (a)	150,500	2,540,440
Containers & Packaging — 0.5%
Rock-Tenn Co., Class A	49,680	5,031,094
Diversified Consumer Services — 0.8%
Apollo Group, Inc., Class A (a)(b)	277,715	5,779,249
Lincoln Educational Services Corp.	491,279	2,264,796

		8,044,045
Electric Utilities — 2.6%
ALLETE, Inc.	223,200	10,780,560
El Paso Electric Co.	176,100	5,881,740
Hawaiian Electric Industries, Inc. (b)	180,000	4,518,000
PNM Resources, Inc.	202,600	4,584,838

		25,765,138
Electronic Equipment, Instruments & Components — 4.7%
Anixter International, Inc. (a)	138,800	12,167,208
Ingram Micro, Inc., Class A (a)	298,900	6,889,645
OSI Systems, Inc. (a)	129,200	9,621,524
Plexus Corp. (a)	150,300	5,591,160
Rofin-Sinar Technologies, Inc. (a)(b)	263,500	6,379,335
ScanSource, Inc. (a)	154,500	5,345,700

		45,994,572
Energy Equipment & Services — 2.6%
McDermott International, Inc. (a)(b)	746,200	5,544,266
Oil States International, Inc. (a)	39,100	4,045,286
Pioneer Energy Services Corp. (a)	914,096	6,864,861
Superior Energy Services, Inc. (a)	137,000	3,430,480
TETRA Technologies, Inc. (a)(b)	445,700	5,584,621

		25,469,514
Food & Staples Retailing — 0.8%
SUPERVALU, Inc. (a)	958,200	7,885,986
Food Products — 0.4%
Pinnacle Foods, Inc.	153,400	4,060,498
Gas Utilities — 1.8%
South Jersey Industries, Inc.	172,000	10,075,760
Southwest Gas Corp.	160,800	8,040,000

		18,115,760
Health Care Equipment & Supplies — 6.2%
CONMED Corp.	157,419	5,350,672
Hansen Medical, Inc. (a)(b)	1,693,107	3,030,662
Invacare Corp.	712,111	12,298,157

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	19

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Equipment & Supplies (concluded)
NuVasive, Inc. (a)	524,566	$12,846,621
OraSure Technologies, Inc. (a)	2,173,032	13,059,922
Wright Medical Group, Inc. (a)(b)	552,028	14,396,890

		60,982,924
Health Care Providers & Services — 3.3%
Gentiva Health Services, Inc. (a)	553,685	6,666,367
Kindred Healthcare, Inc. (b)	719,772	9,666,538
LCA-Vision, Inc. (a)(c)	1,580,376	5,689,354
Owens & Minor, Inc.	286,111	9,896,579

		31,918,838
Hotels, Restaurants & Leisure — 1.4%
Bravo Brio Restaurant Group, Inc. (a)	275,091	4,153,874
Brinker International, Inc.	122,275	4,955,806
Papa John’s International, Inc.	70,772	4,945,547

		14,055,227
Household Durables — 1.4%
MDC Holdings, Inc.	54,759	1,643,318
SodaStream International Ltd. (a)	75,500	4,710,445
Taylor Morrison Home Corp., Class A (a)	324,929	7,359,642

		13,713,405
Insurance — 1.1%
Horace Mann Educators Corp.	207,800	5,897,364
Selective Insurance Group, Inc.	185,000	4,532,500

		10,429,864
Internet & Catalog Retail — 0.5%
dELiA*s, Inc. (a)(c)	3,647,752	4,413,780
Internet Software & Services — 0.2%
WebMD Health Corp. (a)	82,400	2,356,640
Leisure Equipment & Products — 0.5%
LeapFrog Enterprises, Inc. (a)(b)	509,100	4,795,722
Life Sciences Tools & Services — 2.3%
Affymetrix, Inc. (a)	3,124,161	19,369,798
Pacific Biosciences of California, Inc. (a)	536,300	2,965,739

		22,335,537
Machinery — 4.8%
AGCO Corp.	40,700	2,459,094
Altra Holdings, Inc.	312,381	8,406,173
Barnes Group, Inc.	119,900	4,186,908
CIRCOR International, Inc.	53,929	3,353,305
Crane Co.	79,800	4,921,266
EnPro Industries, Inc. (a)	123,460	7,433,527
Kennametal, Inc.	120,700	5,503,920
RBC Bearings, Inc. (a)(b)	168,500	11,102,465

		47,366,658
Metals & Mining — 1.2%
Haynes International, Inc.	201,295	9,124,702
Materion Corp.	79,386	2,545,115

		11,669,817
Multiline Retail — 0.6%
Fred’s, Inc., Class A	393,643	6,160,513

Common Stocks	Shares	Value
Multi-Utilities — 1.6%
NorthWestern Corp.	358,700	$16,112,804
Oil, Gas & Consumable Fuels — 7.7%
Africa Oil Corp. (a)(b)	1,049,000	8,330,489
Athlon Energy, Inc. (a)	80,800	2,642,160
Bill Barrett Corp. (a)(b)	244,800	6,146,928
Callon Petroleum Co. (a)	427,100	2,336,237
Carrizo Oil & Gas, Inc. (a)(b)	199,000	7,424,690
Emerald Oil, Inc. (a)	482,127	3,466,493
Gastar Exploration Ltd. (a)	415,154	1,639,858
Oasis Petroleum, Inc. (a)	320,524	15,747,344
SM Energy Co.	223,500	17,251,965
StealthGas, Inc. (a)	497,300	4,545,322
Whiting Petroleum Corp. (a)	101,200	6,056,820

		75,588,306
Paper & Forest Products — 0.4%
Schweitzer-Mauduit International, Inc.	72,540	4,390,846
Professional Services — 0.8%
Kforce, Inc.	456,900	8,082,561
Real Estate Investment Trusts (REITs) — 6.7%
CommonWealth REIT	501,599	10,990,034
Corporate Office Properties Trust	283,936	6,558,922
CyrusOne, Inc.	553,345	10,502,488
Education Realty Trust, Inc.	948,884	8,634,844
Pennsylvania Real Estate Investment Trust (b)	661,716	12,374,089
Rouse Properties, Inc. (b)	796,402	16,389,953

		65,450,330
Road & Rail — 0.5%
Marten Transport Ltd.	55,622	953,917
Vitran Corp., Inc. (a)	797,521	3,939,754

		4,893,671
Semiconductors & Semiconductor Equipment — 2.5%
DSP Group, Inc. (a)	802,037	5,654,361
Fairchild Semiconductor International, Inc. (a)(b)	78,047	1,084,073
PMC-Sierra, Inc. (a)	1,003,000	6,639,860
RF Micro Devices, Inc. (a)	1,029,717	5,807,604
Teradyne, Inc. (a)	293,400	4,846,968

		24,032,866
Software — 2.8%
Bottomline Technologies, Inc. (a)(b)	246,997	6,886,276
Compuware Corp.	152,800	1,711,360
Covisint Corp. (a)	53,567	685,122
Monotype Imaging Holdings, Inc.	102,837	2,947,308
PTC, Inc. (a)	266,600	7,579,438
Take-Two Interactive Software, Inc. (a)(b)	417,000	7,572,720

		27,382,224
Specialty Retail — 4.7%
Abercrombie & Fitch Co., Class A	182,583	6,457,961
The Children’s Place Retail Stores, Inc. (a)	64,500	3,731,970
Express, Inc. (a)	95,291	2,247,915
Genesco, Inc. (a)	186,069	12,202,405
OfficeMax, Inc.	816,678	10,445,312

See Notes to Financial Statements.

20	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Specialty Retail (concluded)
Penske Automotive Group, Inc.	137,543	$5,877,212
Stage Stores, Inc.	284,813	5,468,410

		46,431,185
Textiles, Apparel & Luxury Goods — 1.0%
G-III Apparel Group Ltd. (a)	81,031	4,423,482
Vera Bradley, Inc. (a)(b)	150,400	3,092,224
Wolverine World Wide, Inc.	34,300	1,997,289

		9,512,995
Thrifts & Mortgage Finance — 1.4%
Northwest Bancshares, Inc.	448,900	5,934,458
Provident Financial Services, Inc.	458,243	7,428,119

		13,362,577
Total Common Stocks — 94.5%		925,939,035

Warrants (d)
Biotechnology — 0.1%
MannKind Corp. (Issued/exercisable 2/06/12, 0.6 Share for 1 Warrant, Expires 2/08/16, Strike Price $2.40) (a)	220,500	540,225
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76) (a)	202,350	276,208
Total Warrants — 0.1%		816,433
Total Long-Term Investments (Cost — $711,863,797) — 94.6%		926,755,468

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (e)(f)	51,082,863	$51,082,863

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.17% (e)(f)(g)	$110,814	110,814,480
Total Short-Term Securities (Cost — $161,897,343) — 16.5%		161,897,343
Total Investments (Cost — $873,761,140*) — 111.1%		1,088,652,811
Liabilities in Excess of Other Assets — (11.1)%		(108,965,968)

Net Assets — 100.0%		$979,686,843

Notes to Schedule of Investments

*	As of September 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$881,171,776

Gross unrealized appreciation	$238,198,251
Gross unrealized depreciation	(30,717,216)

Net unrealized appreciation	$207,481,035

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in issuers (whereby the Master LLC held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the six months ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2013	Shares Purchased	Shares Sold	Shares Held at September 30, 2013	Value Held at September 30, 2013
dELiA*s, Inc.	—	3,647,752	—	3,647,752	$4,413,780
LCA-Vision, Inc.	1,496,716	83,660	—	1,580,376	$5,689,354

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	21

Schedule of Investments (concluded)	Master Value Opportunities LLC

(d)	Warrants entitle the Master LLC to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(e)	Represents the current yield as of report date.

(f)	Investments in issuers considered to be an affiliate of the Master LLC during the six months ended September 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at March 31, 2013	Net Activity	Shares/Beneficial Interest Held at September 30, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	23,663,723	27,419,140	51,082,863	$7,463
BlackRock Liquidity Series, LLC, Money Market Series	$133,618,177	$(22,803,697)	$110,814,480	$315,607

(g)	Security was purchased with the cash collateral from loaned securities. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of September 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$926,479,260	—	$276,208	$926,755,468
Short-Term Securities	51,082,863	$110,814,480	—	161,897,343
Total	$977,562,123	$110,814,480	$276,208	$1,088,652,811

[1] See above Schedule of Investments for values in each industry excluding Level 3, Biotechnology, within the table.

Certain of the Master LLC’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of September 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$213	—	—	$213
Liabilities:
Collateral on securities loaned at value	—	$(110,814,480)	—	(110,814,480)
Bank overdraft	—	(594,879)	—	(594,879)
Total	$213	$(111,409,359)	—	$(111,409,146)

There were no transfers between levels during the six months ended September 30, 2013.

See Notes to Financial Statements.

22	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Statement of Assets and Liabilities	Master Value Opportunities LLC

September 30, 2013 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $107,226,512) (cost — $701,497,544)	$916,652,334
Investments at value — affiliated (cost — $172,263,596)	172,000,477
Foreign currency at value (cost — $224)	213
Investments sold receivable	11,836,650
Dividends receivable — unaffiliated	467,691
Securities lending income receivable — affiliated	46,193
Dividends receivable — affiliated	1,491
Prepaid expenses	8,517

Total assets	1,101,013,566

Liabilities
Bank overdraft	594,879
Collateral on securities loaned at value	110,814,480
Investments purchased payable	8,985,959
Withdrawals payable to investors	448,859
Investment advisory fees payable	394,470
Directors’ fees payable	8,298
Other affiliates payable	797
Other accrued expenses payable	78,981

Total liabilities	121,326,723

Net Assets	$979,686,843

Net Assets Consist of
Investors’ capital	$764,795,183
Net unrealized appreciation/depreciation	214,891,660

Net Assets	$979,686,843

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	23

Statements of Operations	Master Value Opportunities LLC

Six Months Ended September 30, 2013 (Unaudited)

Investment Income
Dividends — unaffiliated	$6,068,614
Foreign taxes withheld	(12,543)
Securities lending — affiliated — net	315,607
Dividends — affiliated	7,463

Total income	6,380,088

Expenses
Investment advisory	2,366,588
Accounting services	94,461
Professional	34,599
Custodian	30,893
Directors	16,566
Printing	5,197
Miscellaneous	11,548

Total expenses	2,559,852
Less fees waived by Manager	(11,116)

Total expenses after fees waived	2,548,736

Net investment income	3,831,352

Realized and Unrealized Gain (Loss)
Net realized gain from investments	90,504,793

Net change in unrealized appreciation/depreciation on:
Investments	23,399,107
Foreign currency translations	(3)

23,399,104

Total realized and unrealized gain	113,903,897

Net Increase in Net Assets Resulting from Operations	$117,735,249

See Notes to Financial Statements.

24	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Statements of Changes in Net Assets	Master Value Opportunities LLC

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013

Operations
Net investment income	$3,831,352	$6,923,263
Net realized gain	90,504,793	100,151,844
Net change in unrealized appreciation/depreciation	23,399,104	5,800,288

Net increase in net assets resulting from operations	117,735,249	112,875,395

Capital Transactions
Proceeds from contributions	67,894,648	97,521,554
Value of withdrawals	(136,065,573)	(208,867,485)

Net decrease in net assets derived from capital transactions	(68,170,925)	(111,345,931)

Net Assets
Total increase in net assets	49,564,324	1,529,464
Beginning of period	930,122,519	928,593,055

End of period	$979,686,843	$930,122,519

Financial Highlights	Master Value Opportunities LLC

	Six Months Ended September 30, 2013	Year Ended March 31,
	(Unaudited)	2013	2012	2011	2010	2009

Total Investment Return
Total investment return	13.22%[1]	14.01%	1.17%	28.70%	68.13%[2]	(43.58)%

Ratios to Average Net Assets
Total expenses	0.54%[3]	0.55%	0.54%	0.54%	0.55%	0.54%

Total expenses after fees waived[4]	0.54%[3]	0.55%	0.54%	0.54%	0.55%	0.54%

Net investment income	0.81%[3]	0.81%	0.62%	0.78%	1.14%	1.21%

Supplemental Data
Net assets, end of period (000)	$979,687	$930,123	$928,593	$1,235,622	$1,056,751	$770,616

Portfolio turnover	28%	51%	45%	52%	79%	147%

[1]	Aggregate total investment return.

[2]	Includes proceeds received from a settlement of litigation, which impacted the Master LLC’s total return. Not including these proceeds, the total investment return would have been 67.83%.

[3]	Annualized.

[4]	Includes allocated fees waived of less than 0.005%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	25

Notes to Financial Statements (Unaudited)	Master Value Opportunities LLC

1. Organization:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

2. Significant Accounting Policies:

The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments.

The Master LLC values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist including regular due diligence of the Master LLC’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. If

26	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Notes to Financial Statements (continued)	Master Value Opportunities LLC

events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Master LLC’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master LLC’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master LLC does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master LLC reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remains open for each of the four years ended March 31, 2013. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Securities Lending: The Master LLC may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master LLC should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master LLC earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	27

Notes to Financial Statements (continued)	Master Value Opportunities LLC

Securities lending transactions are entered into by the Master LLC under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master LLC, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Master LLC can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral.

The following table is a summary of the Master LLC’s securities lending agreements by counterparty which are subject to offset under a MSLA as of September 30, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$3,813,134	$(3,813,134)	—
Credit Suisse Securities (USA) LLC	7,455,929	(7,455,929)	—
Goldman Sachs & Co.	26,519,119	(26,519,119)	—
JP Morgan Securities LLC	28,437,695	(28,437,695)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	246,182	(246,182)	—
Morgan Stanley	36,443,085	(36,443,085)	—
UBS Securities LLC	4,311,368	(4,311,368)	—

Total	$107,226,512	$(107,226,512)	—

[1]

Collateral with a value of $110,814,480 has been received in connection with securities lending transactions. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Master LLC benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master LLC also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended September 30, 2013, any securities on loan were collateralized by cash.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $1.5 Billion	0.475%
Greater than $1.5 Billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by Manager in the Statement of Operations. For the six months ended September 30, 2013, the amount waived was $11,116.

The Manager entered into a sub-advisory agreement with BIM, an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

For the six months ended September 30, 2013, the Master LLC reimbursed the Manager $3,089 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master LLC retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Master LLC benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Master LLC is shown as securities lending —

28	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

affiliated – net in the Statement of Operations. For the six months ended September 30, 2013, BIM received $169,942 in securities lending agent fees related to securities lending activities for the Master LLC.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the six months ended September 30, 2013, the purchase and sale transactions with an affiliated fund in compliance with
Rule 17a-7 under the 1940 Act were $1,211,129 and $2,804,345, respectively.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the six months ended September 30, 2013, were $254,100,207 and $356,031,751, respectively.

6. Bank Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a
364-day, $800 million credit agreement with a group of lenders, under which the Master LLC may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Master LLC, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Master LLC did not borrow under the credit agreement during the six months ended September 30, 2013.

7. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of the Master Value Opportunities LLC (the “Master Fund”) met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Master Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master Fund’s investment advisor. The Board of Directors of the Master Fund also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Master Fund. The BlackRock Value Opportunities Fund, Inc. (the “Feeder Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity: (a) the Board of Directors of the Master Fund and the Board of Directors of the Feeder Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of each of the Feeder Fund and the interest holders of the Master Fund are referred to as “shareholders.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Master Fund or the Feeder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Fund and the Feeder Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Feeder Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Master Fund’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Feeder Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Feeder Fund’s investment objective, policies and restrictions; (e) the Master Fund’s and the Feeder Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Master Fund and the Feeder Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and

30	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Fund and the Feeder Fund, as applicable, as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Feeder Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; (g) sales and redemption data regarding the Feeder Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Fund, each for a one-year term ending June 30, 2014. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund, the Feeder Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund; (d) the Feeder Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Master Fund and the Feeder Fund; and (g) other factors deemed relevant by the Board Members.

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing the Master Fund’s performance and the Master Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates provide the Master Fund and the Feeder Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Fund and the Feeder Fund. In particular, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with the following administrative services including, among others: (i) preparing disclosure

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Feeder Fund, as applicable. The Board noted that the Feeder Fund’s investment results correspond directly to the investment results of the Master Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Feeder Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year.

The Board noted that the Feeder Fund ranked in the third, second and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively; one-year performance ranked in the 58th percentile. The Board and BlackRock reviewed and discussed the reasons for the Feeder Fund’s underperformance during the one- and five-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, longer-term relative results continue to be negatively impacted by the Feeder Fund’s underperformance during the 2008 financial crisis, as the Master Fund’s holdings in the financial sector weighed heavily on returns during the U.S. real estate market collapse and the subsequent credit crisis. The one-year underperformance is attributable to stock selection in the consumer discretionary and energy sectors as well as a general overweight to the energy sector and underweight to consumer discretionary sector.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Master Fund’s/Feeder Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Fund’s portfolio managers and to improve the Master Fund’s/Feeder Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s/Feeder Fund’s contractual management fee rate compared with the other funds in the Feeder Fund’s Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Feeder Fund’s total net operating expense ratio, as well as the Master Fund’s/Feeder Fund’s actual management fee rate, to those of other funds in the Feeder Fund’s Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

32	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Fund and the Feeder Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Fund’s/Feeder Fund’s contractual management fee rate ranked in the second quartile relative to the Feeder Fund’s Expense Peers. The Board also noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Master Fund and the Feeder Fund benefit from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Fund and the Feeder Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Feeder Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Fund and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	33

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G.Weiss, Vice Chairman of the Board and Director

Paul L. Audet, Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Laurence D. Fink, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H.Walsh, Director

John M. Perlowski, President and Chief Executive Officer

Brendan Kyne, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Benjamin Archibald, Secretary

Investment Advisor and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

34	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for
e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLC file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	35

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

36	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2013	37

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

VO-9/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: December 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews Chief Financial Officer (principal financial officer) of BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: December 3, 2013

3